[LOGO]

                       THE L. ROY PAPP STOCK FUND, INC.
                                A NO-LOAD FUND








                                 ANNUAL REPORT
                              DECEMBER 31, 1995
















                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     4400 North 32nd Street
                                                     Suite 280 Phoenix, AZ 85018
                                                     (602)956-1115
                                                     (800)421-4004

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE L. ROY PAPP STOCK FUND, INC. AND
                    THE STANDARD AND POOR'S 500 STOCK INDEX

                  ===========================================
                          AVERAGE ANNUAL TOTAL RETURN
                  -------------------------------------------
                                                     Since
                                 1 Year   5 Year   Inception
                  -------------------------------------------
                   L. Roy Papp
                   Stock Fund    32.93%   15.13%     13.47%
                  -------------------------------------------
                   S & P 500     37.58%   16.60%     13.44%
                  ===========================================


                       [PERFORMANCE GRAPH APPEARS HERE]


                             [PLOT POINTS TO COME]

                        The L. Roy Papp Stock Fund, Inc.


Dear Fellow Shareholder:

Our Fund had fine results in 1995. On a total return basis, we were up 32.9% for the year. Since inception, a little more than six years ago, we were up 114.8%. As the chart on the opposite page indicates, our long-term record continues to surpass that of the Standard & Poor's 500 Stock Index.

In my last Annual Report to you, I noted that in 1994 we focused on building meaningful positions in companies that are in the forefront of technological innovation (Intel, Microsoft and Motorola) and reducing our holdings of those consumer product companies which seem to rely more on price increases than volume growth. We continued along this path in 1995 adding Verifone, which makes the machine you slide your credit card into at the supermarket to record your purchase, and Hewlett-Packard, which is already the fourth largest desktop computer manufacturer despite having been in the business only for a few years. Despite a weak fourth quarter occasioned by a spate of negative publicity, most of these stocks outperformed the general stock market for the year.

Most important, however, was that we remained fully invested throughout the year 1995 and thus were able to fully participate in the remarkable increase in stock prices. As you may have read in the newspapers, many of the market pundits believed that stock prices would fall sharply and positioned themselves accordingly. We disagreed with that assessment.

In my Views From Camelback Mountain letter dated December 31, 1994, I made the following statement:

     "I believe the economy will show a good steady growth for the next two or three years. Interest rates will be more stable and climb less. I do expect more inflation, but at a moderate rate. I continue to think stocks are attractive for the long run and still offer the best long-term returns."

Even with the Federal Reserve cut in interest rates, I continue to believe that our economy will grow only modestly this year. I think it will be slow with many complaints. We expect next year to be up too, and perhaps a little bit stronger. I am not upset with a small reduction in the budget deficit. I am concerned that a couple years from now inflation will be a little bit higher as will interest rates. The stock market has started the year very strongly, and I feel hopeful that stocks will go up the rest of the year at a modest pace. However, I would be very cautious about cyclical stocks and very long bonds.

                                    Best regards,

                                    /s/ L. Roy Papp

                                    L. Roy Papp, Chairman
                                    February 8, 1996


P.S.  Today the per share net asset value of our Fund is $20.25.               3

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of The L. Roy Papp Stock Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of The L. Roy Papp Stock Fund, Inc. (the Fund) as of December 31, 1995 and 1994, including the schedule of portfolio investments as of December 31, 1995, and the related statements of operations, and statements of changes in net assets for the two years then ended, and the financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The L. Roy Papp Stock Fund, Inc. for each of the three years in the three-year period ended December 31, 1992, and the period from November 29, 1989 (date of commencement of operations) through December 31, 1989, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The L. Roy Papp Stock Fund, Inc. as of December 31, 1995 and 1994, and the results of its operations and changes in its net assets for the two years then ended and its financial highlights for the three years then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Arthur Andersen LLP

Phoenix, Arizona,
 January 19, 1996.

                        THE L. ROY PAPP STOCK FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

                                                                        Market
                                                           Number       Value
                     Common Stocks                        of Shares    (Note 1)
--------------------------------------------------------  ---------  ------------

ETHICAL DRUGS (12.5%)
 American Home Products Corporation
  (Ethical and proprietary drugs)                            11,000   $1,067,000
 Merck & Company
  (Ethical drugs and specialty chemicals)                    49,000    3,221,750
 Mylan Laboratories, Inc.
  (Manufacturer of prescription generic drugs)               55,150    1,296,025
                                                                      ----------
                                                                       5,584,775
                                                                      ----------
CONSUMER SERVICES (11.7%)
 G&K Services Class A
  (Uniform rental service)                                   75,000    1,912,500
 Service Corporation International
  (Funeral service; cemetery owner/operator)                 75,000    3,300,000
                                                                      ----------
                                                                       5,212,500
                                                                      ----------
DISTRIBUTORS (11.0%)
 Marshall Industries, Inc.*
  (Distributor of industrial electronic components)         109,000    3,501,625
 W.W. Grainger
  (Distributor and manufacturer of electric equipment)       21,200    1,404,500
                                                                      ----------
                                                                       4,906,125
                                                                      ----------
FINANCIAL SERVICES (8.7%)
 Northern Trust Corporation
  (Bank specializing in trust services)                      25,000    1,400,000
 State Street Boston Corporation
  (Provider of securities custodial services)                54,600    2,457,000
                                                                      ----------
                                                                       3,857,000
                                                                      ----------
RETAIL STORES (8.4%)
 Albertson's Inc.
  (Regional retail grocery chain)                            45,800    1,505,675
 May Department Stores Company
  (Department store operator)                                20,000      845,000
 Walgreen Company
  (Retail drug store chain)                                  47,000    1,404,125
                                                                      ----------
                                                                       3,754,800
                                                                      ----------
COMPUTERS AND SOFTWARE (7.8%)
 Hewlett-Packard Company
  (Manufacturer of printers, computers and medical
   electronic equipment)                                     11,000      921,250
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                         20,000    1,135,000
 Microsoft Corporation*
  (Personal computer software)                               16,000    1,404,000
                                                                      ----------
                                                                       3,460,250
                                                                      ----------
CONSUMER PRODUCTS (6.9%)
 Clorox Company
  (Manufacturer of bleach and other consumer products)       14,600    1,045,725
 Procter & Gamble Company
  (Household, personal care, and food products)              14,700    1,220,100
 Sara Lee Corporation
  (International consumer products)                          26,000      828,750
                                                                      ----------
                                                                       3,094,575
                                                                      ----------

*Non-income producing security.

         The accompanying notes are an integral part of this schedule.

                        THE L. ROY PAPP STOCK FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995

                                                                                    Market
                                                                       Number       Value
                     Common Stocks (continued)                        of Shares    (Note 1)
--------------------------------------------------------------------  ---------  ------------
TELECOMMUNICATIONS (5.9%)
 Motorola, Inc.
  (Manufacturer of electronic equipment)                                 46,000    2,622,000
                                                                                 -----------
ELECTRICAL EQUIPMENT (4.3 %)
 Pitney Bowes, Inc.
  (Manufacturer of postage meters)                                       14,600      686,200
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)       15,000    1,226,250
                                                                                 -----------
                                                                                   1,912,450
                                                                                 -----------
RESTAURANTS (4.0%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                39,000    1,759,875
                                                                                 -----------
ENVIRONMENTAL/RECYCLING (1.9%)
 Bandag, Inc. Class A
  (Provider of tire retreading equipment and materials)                   7,100      376,300
 Intermagnetics General*
  (Manufacturer of superconductive magnetic systems
   and environmentally acceptable refrigerant)                           22,500      472,500
                                                                                 -----------
                                                                                     848,800
                                                                                 -----------
MISCELLANEOUS (8.7%)
 International Flavors & Fragrances, Inc.
  (Creator and manufacturer of flavors and fragrances)                   20,000      960,000
 Mattel, Inc.
  (Toy manufacturer)                                                     64,000    1,968,000
 Verifone, Inc.*
  (Supplier of transaction automation systems)                           33,000      944,625
                                                                                 -----------
                                                                                   3,872,625
                                                                                 -----------
TOTAL COMMON STOCKS - 99.3%                                                       44,219,525

CASH AND OTHER ASSETS, LESS LIABILITIES - .7%                                        289,018
                                                                                 -----------
NET ASSETS - 100%                                                                $44,508,543
                                                                                 ===========
NET ASSET VALUE PER SHARE
 (Based on 2,307,757 shares outstanding at December 31, 1995)                         $19.29
                                                                                 ===========


*Non-income producing security.



         The accompanying notes are an integral part of this schedule.

                        THE L. ROY PAPP STOCK FUND, INC.


                      STATEMENTS OF ASSETS AND LIABILITIES

                           DECEMBER 31, 1995 AND 1994



                                                           1995          1994
                                                        -----------   -----------
                                     ASSETS

Investment in securities at market value (identified
 cost $29,651,819 and $32,814,161 at December 31,
 1995 and 1994, respectively) (Note 1)                  $44,219,525   $36,288,475
Cash                                                        411,707       269,856
Dividends and interest receivable                            63,889        78,710
                                                        -----------   -----------

          Total assets                                  $44,695,121   $36,637,041
                                                        ===========   ===========

                                  LIABILITIES

Redemption payable                                      $   186,578   $    59,282
                                                        -----------   -----------
          Total liabilities                                 186,578        59,282
                                                        -----------   -----------


                                   NET ASSETS

Paid-in capital applicable to 2,307,757 outstanding
 shares at December 31, 1995 and 2,500,328
 outstanding shares at December 31, 1994                 29,940,837    33,104,504
Undistributed net realized loss on investments               -             (1,059)
Net unrealized gain on investments                       14,567,706     3,474,314
                                                        -----------   -----------

          Net assets                                    $44,508,543   $36,577,759
                                                        ===========   ===========

 Net Assets Value Per Share (net assets/share
  outstanding)                                          $     19.29   $     14.63
                                                        ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.


                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                        1995         1994
                                                     -----------  ----------
INVESTMENT INCOME:
 Dividends                                           $   622,720  $  763,730
 Interest                                                 23,975      17,599
                                                     -----------  ----------

          Total investment income                        646,695     781,329
                                                     -----------  ----------

EXPENSES:
 Management fee (Note 3)                                 404,846     375,888
 Filing fees                                              21,032      28,722
 Accounting                                               12,700      13,625
 Transfer agent fees                                       7,907       9,242
 Directors' attendance fees                                5,250       6,000
 Custodial                                                 8,281       5,831
 Printing and postage                                      5,858       5,811
 Legal                                                     1,049       1,477
 Other fees                                                5,393       1,762
                                                     -----------  ----------

          Total expenses                                 472,316     448,358
                                                     -----------  ----------

Net investment income                                    174,379     332,971
                                                     -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Proceeds from sales of securities                   12,294,010   9,421,746
  Cost of securities sold                             12,115,564   9,422,805
                                                     -----------  ----------
  Net realized gain (loss) on investments sold           178,446      (1,059)

  Net change in unrealized gain (loss)
   on investments                                     11,093,392    (921,745)
                                                     -----------  ----------

Net realized and unrealized gain (loss)
 on investments                                       11,271,838    (922,804)
                                                     -----------  ----------

Net increase (decrease) in net assets resulting
 from  operations                                    $11,446,217  $ (589,833)
                                                     ===========  ==========




   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                             1995          1994
                                                         -----------    -----------
FROM OPERATIONS:
 Net investment income                                   $   174,379    $   332,971
 Net realized gain (loss) on investments sold                178,446         (1,059)
 Net change in unrealized gain (loss) on investments      11,093,392       (921,745)
                                                         -----------    -----------
          Increase (decrease) in net assets resulting
           from operations                                11,446,217       (589,833)
                                                         -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                      (174,379)      (332,971)
 Net realized gain on investments sold                      (177,387)             -
                                                         -----------    -----------
          Total distribution to shareholders                (351,766)      (332,971)
                                                         -----------    -----------
FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                              2,657,765      3,951,287
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                      310,260        287,472
 Payments for redemption of shares                        (6,131,692)    (6,260,616)
                                                         -----------    -----------
          Decrease in net assets resulting
           from shareholder transactions                  (3,163,667)    (2,021,857)
                                                         -----------    -----------
Total increase (decrease) in net assets                    7,930,784     (2,944,661)
Net assets at beginning of the year                       36,577,759     39,522,420
                                                         -----------    -----------
Net assets at end of year                                $44,508,543    $36,577,759
                                                         ===========    ===========




   The accompanying notes are an integral part of these financial statements.

                        THE L. ROY PAPP STOCK FUND, INC.


                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995



(1) SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 21, 1995, a dividend of approximately $.029793 a share, aggregating $68,704, was declared from net investment income earned during 1995. A distribution was also declared from net realized long-term capital gains of approximately $.076922 a share, aggregating $177,387. The dividend and distribution were paid on December 29, 1995, to shareholders of record on December 20, 1995.

On June 21, 1995, a dividend of approximately $.044 a share, aggregating $105,675, was declared from net investment income earned during 1995. The dividend was paid on June 30, 1995, to shareholders of record on June 20, 1995.

On December 21, 1994, a dividend of approximately $.061835 a share, aggregating $154,296, was declared from net investment income earned during 1994. The dividend was paid on December 30, 1994, to shareholders of record on December 20, 1994.

On June 22, 1994, a dividend of approximately $.0686 a share, aggregating $178,675, was declared from net investment income earned during 1994. The dividend was paid on June 30, 1994, to shareholders of record on June 22, 1994.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. At December 31, 1994, there was an undistributed net realized loss on investment transactions of $1,059. This loss was offset against the net realized gains which were distributed in 1995.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $7,907 and $9,242 in 1995 and 1994, respectively, from the Manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $750 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, investment transactions excluding short-term investments were as follows:

                                  1995         1994
                               -----------  -----------
          Purchases at cost    $ 8,953,222   $7,423,574
          Sales                 12,294,010    9,421,746

(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1995, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds     Shares
                                               ------------  ---------
     Year ended December 31, 1995
     Shares issued                             $ 2,657,765    155,585
     Dividends and distributions reinvested        310,260     16,810
     Shares redeemed                            (6,131,692)  (364,966)
                                               -----------   --------
          Net decrease                         $(3,163,667)  (192,571)
                                               ===========   ========
     Year ended December 31, 1994
     Shares issued                             $ 3,951,287    268,337
     Dividends and distributions reinvested        287,472     19,941
     Shares redeemed                            (6,260,616)  (425,997)
                                               -----------   --------
          Net decrease                         $(2,021,857)  (137,719)
                                               ===========   ========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                 1995          1994
                                              -----------  ------------
          Market value                        $44,219,525   $36,288,475
          Original cost                        29,651,819    32,814,161
                                              -----------   -----------
               Net unrealized appreciation    $14,567,706   $ 3,474,314
                                              ===========   ===========

As of December 31, 1995, gross unrealized gains on investments in which market value exceeded cost totaled $14,619,841 and gross unrealized losses on investments in which cost exceeded market value totaled $52,135.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                                         Years Ended December 31,                               Period Ended
                            ----------------------------------------------------------------------------------  December 31,
                                1995          1994          1993          1992          1991          1990        1989 (A)
                            ------------  ------------  ------------  ------------  -------------  -----------  -------------
Net Asset Value,
 beginning of period        $     14.63   $     14.98   $     14.96   $     13.45    $     10.42   $    10.38     $    10.00
Income from Investment
 Operations:
 Net investment
  income                            .07           .13           .13           .13            .15          .16            .02
 Net realized and
  unrealized (loss)
  gain on investments              4.73          (.35)          .11          1.68           3.46          .09            .38
                            -----------   -----------   -----------   -----------    -----------   ----------     ----------

Total from Investment
 Operations                        4.80          (.22)          .24          1.81           3.61          .25            .40
Less Distributions:
 Dividend from net
  investment income                (.07)         (.13)         (.13)         (.13)          (.15)        (.16)          (.02)
 Distribution of net
  realized gain                    (.07)          -            (.09)         (.17)          (.43)        (.05)           -
                            -----------   -----------   -----------   -----------    -----------   ----------     ----------

Total Distributions                (.14)         (.13)         (.22)         (.30)          (.58)        (.21)          (.02)

Net Asset Value,
 end of period              $     19.29   $     14.63   $     14.98   $     14.96    $     13.45   $    10.42     $    10.38
                            ===========   ===========   ===========   ===========    ===========   ==========     ==========

Total Return                      32.93%       (1.46)%         1.65%        13.54%         33.79%        2.60%          3.99%
                            ===========   ===========   ===========   ===========    ===========   ==========     ==========

Ratios/Supplemental
 Data:
  Net assets, end of
   period                   $44,508,543   $36,577,759   $39,522,420   $22,874,733    $13,367,176   $6,104,345     $1,322,532
  Expenses to average
   net assets (B)                  1.17%         1.19%         1.25%         1.25%          1.25%        1.25%        1.25%*
  Net investment income
   to average net
   assets (C)                      1.60%         2.08%         2.22%         2.28%          2.46%        2.82%        2.23%*
 Portfolio turnover rate          22.39%        20.00%        15.00%        11.00%          4.00%       28.00%          0.00%

* Annualized
(A) From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended December 31, 1993, 1992, 1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                        THE L. ROY PAPP STOCK FUND, INC.



                                   DIRECTORS

          James K. Ballinger             L. Roy Papp
          Amy S. Clague                  Rosellen C. Papp
          Robert L. Mueller              Bruce C. Williams
          Harry A. Papp

                                    OFFICERS

          Chairman - L. Roy Papp         President - Harry A. Papp

                                VICE PRESIDENTS

          Victoria S. Cavallero          Robert L. Mueller
          George D. Clark, Jr.           Rosellen C. Papp
          Jeffrey N. Edwards             Bruce C. Williams
          Robert L. Hawley

                         SECRETARY - Robert L. Mueller

                          TREASURER - Rosellen C. Papp

                      ASSISTANT TREASURER - Julie A. Hein

                               INVESTMENT ADVISER

                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115

                                   CUSTODIAN

                        First Interstate Bank of Arizona
                           100 West Washington Street
                            Phoenix, Arizona  85003

                    SHAREHOLDER SERVICES AND TRANSFER AGENT

                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                  (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS

                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL

                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602



This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.